                                                                EXHIBIT 10.8.1

                               AMENDMENT OF THE
                       PULITZER RETIREMENT SAVINGS PLAN

        Pursuant to resolutions adopted on December 18, 1996 and January 28, 1997 by the Board of Directors of Pulitzer Publishing Company, the Pulitzer Retirement Savings Plan (the "Plan") is hereby amended, effective January 1, 1997, as follows:
        1.      Section 2.03. of the Plan is amended to read as follows:
                "2.03. Special Rule for Pulitzer Community Newspapers, Inc. In applying the provisions of this Article to Employees of Pulitzer Community Newspapers, Inc., the following special rules shall apply:
                        (a) An individual will not be deemed to complete a year of Service until the last day of the eligibility computation period during which he or she is credited with 1,000 hours of Service (within the meaning of DOL Reg. Section 2530.200b-2). An individual's eligibility computation period is the twelve-month period beginning on the date he or she is first credited with an hour of service (initially or following re-employment, as the case may be), and any Plan Year beginning after that date.
                        (b) An individual shall be credited with the period of service that he or she was credited as of December 31, 1996 for eligibility under the Scripps League Newspapers Retirement and Savings Plan (401(k))".
        2.      Section 3.01.(d) of the Plan is deleted in its entirety.
        3. Section 6.02 of the Plan is amended by deleting the sentence that begins immediately after the vesting table set forth in that section and replacing it with the following:

        "In applying the provisions of this Section to Employees of Pulitzer Newspapers, Inc., and individual shall be credited with the period of service that he or she was credited as of December 31, 1996 for vesting under the Scripps League Newspapers Retirement and Savings Plan (401(k))."

        4. Schedule A to the Plan is replaced with the revised Schedule A attached hereto.

        5. Schedule B to the Plan is replaced with the revised Schedule B attached hereto.




January 28, 1997                                /s/ Ronald H. Ridgway
------------------                              -------------------------------
      Date                                      Ronald H. Ridgway
                                                Senior Vice President - Finance

                                   SCHEDULE A

                        PULITZER RETIREMENT SAVINGS PLAN
                                 SPECIAL RULES
                                      FOR
                       EMPLOYER MATCHING CONTRIBUTIONS*

        The following special rules apply to section 3.02 of the Plan:

        1. The percentage limitation is 3% (instead of 2%) for Participants who are Employees of Star Publishing Company.

        2. Prior to January 1, 1990, there are no Employer Matching Contributions for Participants who are Employees of Pulitzer Broadcasting Company (except Participants who were Employees of the Pulitzer Broadcasting Corporate Group, WXII-TV and WYFF-TV), KOAT Television, Inc., KETV Television, Inc. and WGAL-TV, Inc., Phoenix Broadcasting, Inc.

        3. After December 31, 1989, Employer Matching Contributions will be made on behalf of the union Employees of Pulitzer Broadcasting Company, KETV Television, Inc. WGAL-TV, Inc. and WDSU Television, Inc.

        4.      Effective April 1, 1997, (i) all non-union Participants and
(ii) all union Participants (but only to the extent provided under their collective bargaining agreements) who are employees of Pulitzer Community Newspapers shall be eligible for Employer Matching Contributions. No Participant who is an employee of Pulitzer Community Newspapers shall be eligible for Employer Matching Contributions prior to that date.

----------
*       Amended through April 1, 1997

                                 SCHEDULE  B
                                 -----------

                      PULITZER RETIREMENT SAVINGS PLAN
                                SPECIAL RULES
                                     FOR
                    EMPLOYER PROFIT SHARING CONTRIBUTIONS**
                    -------------------------------------


     The following special rules apply to Section 3.03 of the Plan:


     1. There are no Employer Profit Sharing Contributions for Participants who are Employees of Pulitzer Broadcasting Company (except Participants who are Employees of the Pulitzer Broadcasting Corporate Group), KOAT Television, Inc., KETV Television, Inc., WGAL-TV, Inc., Phoenix Broadcasting, Inc., WDSU Television, Inc., and Star Publishing Company and Pulitzer Community Newspapers, Inc.


     2. The Company will make monthly Employer Profit Sharing Contributions on behalf of its covered union Employees included in the following bargaining units in the amounts set forth opposite the names of the unit:


                                 Monthly Employer
                                  Profit Sharing          Effective
Bargaining Unit                   Contribution              Date
---------------                   ---------------         ---------
St. Louis Typographical              $30                   3/1/88
Union No. 8                          $40                   3/1/90
                                     $50                   3/1/92


Miscellaneous Drivers, Helpers,      $30                   3/1/88
Health Care and Public               $40                   3/1/90
Employees Local No. 610              $50                   1/1/93

International Union of               $30                   3/1/88
Operating Engineers Local No. 2      $40                   3/1/92

St. Louis Newspaper Guild            $30                   3/1/88
No. 47                               $40                   4/1/90
                                     $50                   2/1/95


-----------------

** Amended through January 1, 1997

                                 SCHEDULE  B
                                 -----------

                      PULITZER RETIREMENT SAVINGS PLAN
                                SPECIAL RULES
                                     FOR
                    EMPLOYER PROFIT SHARING CONTRIBUTIONS
                    -------------------------------------


Monthly Employer
                                    Profit Sharing               Effective
Bargaining Unit                      Contribution                   Date
---------------                     -------------                ----------
International Brotherhood of           $30                         3/1/88
Electrical Workers Local No. 1         $40                         1/1/91


Communications Workers of              $30                         3/1/88
America, AFL-CIO CLC                   $40                         2/1/91
Local 14620 (Mailers)                  $50                         2/1/93


International Brotherhood of           $30                         3/1/88
Firemen & Oilers, Local No. 7          $40                         3/1/95
                                       $50                         3/1/96

International Association of
Machinists & Aerospace Workers,        $30                         3/1/88
District 9                             $40                         3/1/96


Graphics Communications                $30                         3/1/88
International Union, Local No.         $40                         5/1/91
38N (Pressmen)                         $50                         5/1/93


Graphics Communications
International Union, Local No.         $30                         3/1/88
38N (Job Printing Pressmen)            $40                         7/1/91


Graphics Communications
International Union, Local No.
16H (Paperhandlers)                    $30                         3/1/88


Graphics Communications                $30                         3/1/88
International Union, Local No.         $40                        10/1/94
505 (Photomechanical)                  $50                         1/1/96
